Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST 1992-1

KEY PERFORMANCE FACTORS
October, 1996

Scheduled Maturity                                      12/15/97

Coupon                                                  7.25%

Excess Protection Level
   3 Month Average  4.80%
      October, 1996  4.78%
      September, 1996  4.45%
      August, 1996  5.17%


Cash Yield                                              18.24%

Investor Charge Offs                                    3.71%

Base Rate                                               9.75%

Over 35 Day Delinquency                                 4.81%

Seller's Interest                                       21.94%

Total Payment Rate                                      10.45%

Total Principal Balance                                $8,198,525,378.32

Investor Participation Amount                          $500,000,000.00

Seller Participation Amount                            $1,798,525,378.27